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                                                                  Exhibit 10.303

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS SECOND AMENDMENT (the "Second Amendment") is made and entered into this 15th day of July, 2004, by and between LINCOLN SOUTHLAKE, LTD. ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser").

                                    RECITALS

     A. Purchaser and Seller entered into a Letter Agreement dated May 20, 2004 accepted by Seller on May 21, 2004 (the "Letter Agreement"), as amended by First Amendment to Purchase and Sale Agreement dated June 30, 2004 (the "First Amendment", and together with the Letter Agreement, the "Purchase Agreement"), providing for the purchase and sale of the Gateway Plaza Shopping Center, Southlake, Texas. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     B. Purchaser and Seller desire to amend the Purchase Agreement as hereinafter set forth.

                                   AMENDMENTS

     NOW THEREFORE, in consideration of the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Paragraph 1 of the Letter Agreement, as amended by the First Amendment, is amended by:

          a. Deleting the words "on or before July 16, 2004" from the first sentence thereof and inserting the following in its place "on or before July 21, 2004";

          b. Deleting the words "on or before July 16, 2004," from the third sentence thereof and inserting the following in its place "on or before July 21, 2004"; and

          c. Deleting the words "it is understood and agreed that the purchaser may automatically and immediately receive its earnest money deposit back if it terminates this agreement for any reason or no reason at all on or before July 16, 2004" from the last sentence thereof and inserting the following in its place "it is understood and agreed that the purchaser may automatically and immediately receive its earnest money deposit back if it terminates this agreement for any reason or no reason at all on or before July 21, 2004."

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     2.   Paragraph 10 of the Letter Agreement, as amended by the First
Amendment, is amended by deleting the words "July 16, 2004," and inserting in its place "July 21, 2004".

     3. Purchaser and Seller hereby agree that all references to the date of July 16, 2004 set forth in the Letter of Escrow Instructions (a copy of which is attached hereto as Exhibit A) are deleted and replaced with "July 21, 2004." Purchase and Seller, by their execution hereof, agree to execute an amendment to the Letter of Escrow Instructions with the Title Company in conformity herewith, provided, however, regardless of whether or not such amendment is ever executed, with respect to such date, this Second Amendment shall supersede and control.

     4. Except as expressly provided herein, the Purchase Agreement remains unmodified and in full force and effect. This Second Amendment may be executed in any number of counterparts, all of which when take together shall constitute one and the same instrument. Signatures transmitted via facsimile shall be deemed original signatures for purposes of creating a valid and binding agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date first written above.


                                       SELLER:

                                       LINCOLN SOUTHLAKE LTD.

                                       By:    Akard Ervay, Inc., general partner

                                              By:    /s/ Matt Turner
                                                     ----------------------
                                              Name:      Matt Turner
                                                     ----------------------
                                              Title:     Vice President
                                                     ----------------------

                                       PURCHASER:

                                       INLAND REAL ESTATE ACQUISITIONS,
                                       INC., an Illinois corporation

                                       By:    /s/ Joe Cosenza
                                              -----------------------------
                                       Name:
                                              -----------------------------
                                       Title:
                                              -----------------------------

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                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

     THIS FIRST AMENDMENT is made and entered into this 30th day of June, 2004 by and between LINCOLN SOUTHLAKE, LTD. ("Seller") and INLAND REAL ESTATE ACQUISITIONS, INC. ("Purchaser").

                                    RECITALS

     A. Purchaser and Seller entered into a Letter Agreement dated May 20, 2004 accepted by Seller on May 21, 2004 (the "Purchase Agreement") providing for the purchase and sale of the Gateway Plaza Shopping Center, Southlake, Texas. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

     B. Pursuant to the terms of the Purchase Agreement, Seller was to provide to Purchaser, INTER ALIA, tenant estoppels ten (10) days prior to Closing, a level I environmental audit ten (10) days prior to Closing, a Survey of the Property fifteen (15) days prior to Closing, and an appraisal of the Property prepared by an MAI appraiser. As of the date hereof, those items have not been received by Purchaser.

     C. Purchaser and Seller desire to amend the Purchase Agreement in order to afford Seller additional time to deliver those and other items that may be required under the terms of the Purchase Agreement, and to afford Purchaser to evaluate and review such items and the Property.

                                   AMENDMENTS

     NOW THEREFORE, in consideration of the mutual premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.   Paragraph 1 of the Purchase Agreement is amended by:

          a. Deleting the words "45 calendar days following the acceptance of this agreement (see Paragraph 10)" from the first sentence thereof and inserting the following in its place "on or before July 16, 2004",

          b. Deleting the words "following 45 calendar days after the acceptance of this letter," from the third sentence thereof and inserting the following in its place "on or before July 16, 2004,"; and

          c. Deleting the words "it is understood and agreed that the Purchaser may automatically and immediately receive its earnest money deposit back if it terminates this agreement for any reason or no reason on or before 45 calendar days following the acceptance of this agreement" from the last sentence thereof and inserting the following in its place "it is understood

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               and agreed that the purchaser may automatically and immediately receive its earnest money deposit back if it terminates this agreement for any reason or no reason at all on or before July 16, 2004."

     2. Paragraph 10 of the Purchase Agreement is amended by deleting the words "45 calendar days following acceptance of this agreement," and inserting in its place "July 16, 2004".

     3. Purchaser and Seller hereby agree that all references to the date of July 6, 2004 set forth in the Letter of Escrow Instructions (a copy of which is attached hereto as Exhibit A) are deleted and replaced with "July 16, 2004." Purchase and Seller, by their execution hereof, agree to execute an amendment to the Letter of Escrow Instructions with the Title Company in conformity herewith, provided, however, regardless of whether or not such amendment is ever executed, with respect to such date, this First Amendment shall supersede and control.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.


                                       SELLER:

                                       LINCOLN SOUTHLAKE, LTD.

                                       By:    Akard Ervay, Inc., general partner

                                              By:    /s/ Matt Turner
                                                     ----------------------
                                              Name:      Matt Turner
                                                     ----------------------
                                              Title:     Vice President
                                                     ----------------------


                                       PURCHASER:

                                       INLAND REAL ESTATE ACQUISITIONS,
                                       INC., an Illinois corporation

                                       By:    /s/ Joe Cosenza
                                              -----------------------------
                                       Name:    Joe Cosenza
                                              -----------------------------
                                       Title:   Vice Chairman
                                              -----------------------------

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